UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2021

Shepherd’s Finance, LLC

(Exact name of registrant as specified in its charter)

Commission File Number: 333-224557

Delaware	36-4608739
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

13241 Bartram Park Blvd., Suite 2401, Jacksonville, Florida 32258

(Address of principal executive offices, including zip code)

(302) 752-2688

(Registrant’s telephone number, including area code)

None.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On February 5, 2021, Shepherd’s Finance, LLC (the “Registrant”) entered into an agreement (the “Loan Agreement”) to borrow approximately $362,000 from LCA Bank Corporation pursuant to the Paycheck Protection Program (“PPP”), originally created under the Coronavirus Aid, Relief, and Economic Security Act, or CARES Act, and extended to “second draw” PPP loans as described below. The PPP is intended to provide loans to qualified businesses to cover payroll and certain other identified costs. Funds from the loan may only be used for certain purposes, including payroll, benefits, rent, and utilities. All or a portion of the loan may be forgivable, as provided by the terms of the PPP. The loan has an interest rate of 1.0% per annum and a term of 60 months. Payments will be deferred in accordance with the CARES Act, as modified by the Paycheck Protection Program Flexibility Act of 2020; however, interest will accrue during the deferral period. If the loan is not forgiven in accordance with the terms of the program, the Registrant will be obligated to make monthly payments of principal and interest to repay the loan in full prior to maturity. The loan is evidenced by a promissory note (the “Promissory Note”), which contains customary events of default relating to, among other things, payment defaults and breaches of representations. The Registrant may prepay the loan at any time prior to maturity with no prepayment penalties.

As previously disclosed, in May 2020, the Registrant received a first draw PPP loan in the amount of approximately $362,000. In November 2020, the full principal amount of the first draw PPP loan and the accrued interest were forgiven by the U.S. Small Business Administration (the “SBA”). In December 2020, the Economic Aid to Hard-Hit Small Businesses, Nonprofits, and Venues Act was signed into law, extending the SBA’s authority to guarantee second draw PPP loans through March 31, 2021.

The foregoing description of the loan obtained pursuant to the PPP does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement and the Promissory Note attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Loan Agreement dated February 5, 2021 by and between the Registrant and LCA Bank Corporation

10.2	Promissory Note dated February 5, 2021 from the Registrant in favor of LCA Bank Corporation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd’s Finance, LLC

Date: February 11, 2021	By:	/s/ Daniel M. Wallach
Daniel M. Wallach
Chief Executive Officer and Manager